UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

AVAX ONE TECHNOLOGY LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-525 West 8th Avenue Vancouver, BC, Canada	V5Z1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AVX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in the Current Report on Form 8-K filed by AVAX One Technology Ltd. (formerly known as AgriFORCE Growing Systems, Ltd.) (the “Company”) with the Securities and Exchange Commission on January 16, 2025, the Company entered into a Securities Purchase Agreement (“SPA”) with institutional investors for an initial purchase of $7.7 million principal amount of debentures (“Debentures”) and accompanying warrants and up to an additional $42.3 million principal amount of Debentures and accompanying warrants.

On August 14, 2026, the Company entered into an agreement with one of the investors (the “Investor” and the agreement with the Investor, the “Amendment”) pursuant to which, in exchange for a waiver of a negative covenant of the Company in the Debentures held by the Investor and a release of any related claims against the Company in respect thereof, the Company agreed to (i) increase the principal amount of the note originally issued on May 21, 2025 from $110,000 to $121,000; (ii) increase the principal amount of the note originally issued on July 21, 2025 from $277,778 to $305,556; and (iii) increase the principal amount of the note originally issued on September 25, 2025 from $550,000 to $605,000. In addition, the Amendment modifies negative covenants in the Investor’s Debentures concerning a “key person” provision and concerning the amount of cash and Bitcoin the Company is required to have in its bank accounts or other custody from $100,000 to $3,500,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

10.1	Form of Amendment, dated as of August 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2026

AVAX ONE TECHNOLOGY LTD.

By:	/s/ Peter Wylie Jr.
Peter Wylie Jr.
Interim Chief Executive Officer